SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 16, 1998


                          IWERKS ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-22558             95-4439361
(State or Other Jurisdiction        (Commission         (IRS Employer
     of Incorporation)              File Number)       Identification No.)


                           4540 West Valerio Street
                        Burbank, California  91505-1045
                   (Address of Principal Executive Offices)

                                (818) 841-7766
                        (Registrant's Telephone Number)

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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on June 16, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 17, 1998                      IWERKS ENTERTAINMENT, INC.



                                   By:       /s/ Bruce Hinckley
                                        -------------------------------
                                             Bruce Hinckley
                                             Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
========                                                            ===========
99.1        Press Release dated June 16, 1998.


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                                                                   EXHIBIT 99.1

BURBANK, Calif.--(ENTERTAINMENT WIRE)--June 16, 1998--An active past few weeks has seen Iwerks Entertainment Inc. solidify its position as a preeminent provider of 2-D and 3-D film-based simulation attractions.

Among several developments announced in recent weeks is Tuesday's announcement that Saban Entertainment will extend its Power Rangers/Iwerks Reactor sponsorship tour. This comes directly on the heels of the company's successful opening of Dino Island II 3D, the upcoming release of Iwerks' third 3-D simulation film, Journey Through the Center of the Earth, and the scheduled grand openings of Regal Cinemas' fourth Iwerks TurboRide theater and Dave and Buster's fourth Iwerks TurboRide theater.

``These developments demonstrate our commitment to expand our reach in ride simulation and develop dramatic and engaging entertainment attractions with and for our customers,'' said Charles Goldwater, president and CEO of Iwerks. ``We have received very positive feedback on our recent film releases and will continue to create additional quality film titles for our ride simulation film library.''

Dino Island II 3D Premiere an Acclaimed Success

Iwerks' release of Dino Island II 3D - Escape From Dino Island was met with triumphant results at its recent openings at The New Marine World Theme Park in Vallejo, Calif. on May 1 and at the La Ronde amusement park in Montreal, Quebec on May 23.

``Our world premiere of Dino Island II 3D was a tremendous success. Delighted family members of all ages squealed with excitement during the film and laughed and applauded afterward. `Two thumbs up!,' `A+ all the way,' and `It's the coolest, the dinosaurs are right in your face!,' were only a few of the dozens of testimonials we heard from pleased theme park patrons,'' said Mike Browne, director of Marketing for The New Marine World.

``Iwerks' Dino Island II 3D is a terrific high-quality experience that is unlikely to be equaled by any other ride experience across the nation. We have received rave reviews and, since its opening, the ride has been packed with pleased audiences show after show.''

Jean Martel, Project Manager for La Ronde said: ``More than 8,000 thrilled fans per day have taken their turn with Dino Island II 3D since the ride's opening and we only expect that number to increase as we move into the summer months. Patrons have claimed this ride to be the thrill of the park as the life-like dinosaurs pop off the screen at every turn.''

Goldwater said: ``We are pleased and excited at the overwhelmingly positive feedback we've received from Dino Island II 3D audiences. The success of this film gives us great momentum leading to the release of Journey Through the Center of the Earth, our new 3-D ride simulation film we will release this fall.''

Journey Through the Center of the Earth to be Released this Fall

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Iwerks' new 3-D ride simulation film, Journey Through the Center of the Earth, takes audiences through a maze of dimly lit caverns and steel shafts leading them directly into the very core of the planet Earth. Audiences find themselves half a world away as they experience the film from their hydraulic moving seats.

The film will be distributed through Iwerks' worldwide network of simulation theaters starting in October. The film was co-produced with nWave Pictures whose previous film titles include Superstition and they worked in collaboration with Iwerks to create the popular film Secrets of the Lost Temple.

Regal Cinemas' Installation Brings Total Number of Iwerks TurboRides to More Than 100 Worldwide

Regal Cinemas' ``The Escape'' Family Entertainment Center in downtown Ft. Lauderdale (Las Olas Riverfront), Fla. will open a new Iwerks TurboRide theater. The grand opening is scheduled for June 17 and the new TurboRide will add to Iwerks' total count of more than 100 installations worldwide.

This installation brings the total number of Iwerks TurboRides at Regal Cinema locations to four with two locations in progress. Regal Cinemas will open two Iwerks TurboRide 3D! theaters for its Funscape center sites at Green Hills Mall in Nashville and at West Town Mall in Knoxville, Tenn. in the fall of 1998.

``Iwerks' TurboRide simulation theaters have always been an enormous crowd pleaser at our locations and we are excited about the opening of our new Iwerks TurboRide and TurboRide 3D! attractions,'' said Greg Dunn, executive vice president and COO of Regal Cinemas.

``Throughout our relationship with Iwerks, they have provided us with state-of-the-art technology, responsive customer service and, most importantly, they continue to produce new and exciting films for our TurboRide and TurboRide 3D! theaters.''

Dave and Buster's to Open its Fourth Iwerks Simulation Theater

Continuing its partnership with Iwerks, Dave and Buster's will open a new Iwerks TurboRide theater at the Irvine Spectrum in Irvine, Calif., this summer. The 18-seat theater is scheduled to open July 16 and will be Dave and Buster's fourth Iwerks TurboRide installation, with two theater developments in progress.

``Over the past two years Iwerks has consistently provided our D & B guests with exciting and engaging TurboRide theaters, which have proven to be some of our most popular attractions,'' said Dave and Buster's co-Founder Dave Corriveau. ``We look forward to the opening of our newest TurboRide theater and plan to expand upon our already strong relationship with Iwerks as we plan for additional Iwerks TurboRide installations in California and New York.''

Saban Entertainment Extends its Iwerks Power Rangers Reactor Tour

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Due to the success of its Power Rangers Reactor sponsorship tour, Saban
Entertainment, producer and licensor of the Power Rangers franchise, will extend its Reactor ride simulation tour through September. For the past three and a half months, Saban has sponsored a customized Iwerks Reactor that has been used to promote the new season on Fox Kids of the ``Power Rangers in Space'' television series.

The second leg of the tour will cut a path through the Northwest as it heads across the middle of the country to Florida winding down on Sept. 25-26, 1998 in New Mexico.

The Power Rangers Tour can be seen at selected Wal-Mart locations in key cities. This extends Saban's already successful Power Rangers Reactor tour that began in New York on Feb. 6 and has toured to cities such as Washington D.C., Chicago, Dallas and Los Angeles, among many others, with successful turnouts at all locations.

``The wonderful response we've received from fans resulted in our decision to extend the tour, giving Power Ranger fans across the nation the opportunity to experience the thrill of the Iwerks Reactor,'' said George Leon, vice president of Promotions for Saban Entertainment.

``The Power Rangers Reactor Tour has been a fantastic tool for our affiliates to generate revenue and has provided them with a very effective promotional opportunity. The tour, which initially started at The Toy Fair in New York, has been so successful for retailers that the presence of the Power Rangers simulation ride in some markets has driven sales of Power Ranger merchandise up 400 percent.''

Iwerks is one of the world's leading providers and distributors of film-based attractions such as 2-D and 3-D ride simulation, 2-D and 3-D giant screen theaters, 360-degree video dance clubs and other film-based attractions.

Serving prestigious entertainment, information and marketing providers, more than 250 Iwerks attractions can be found worldwide at location-based entertainment centers, amusement parks, family entertainment centers, shopping centers, casinos, resorts, nightclubs, restaurants, museums, fairs, festivals and more.

Visit Iwerks Entertainment on the World Wide Web at WWW.IWERKS.COM.

Contact:
  Iwerks Entertainment Inc., Burbank
  Krista Grossman, 310/442-2516

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